UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): February 28, 2005

                             BellSouth Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Georgia
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                 (State or Other Jurisdiction of Incorporation)

              1-8607                                   58-1533433
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    (Commission File Number)               (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia       30309-3610
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry Into a Material Definitive Agreement

Shareholder Rights Plan

On March 2, 2005, the Company amended the Rights Agreement dated November 22, 1999 between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, LLC), as rights agent. The purpose of the amendment ("Amendment") was to increase the percentage amount of shares that may be acquired by a shareholder without being an "Acquiring Person" pursuant to the terms of the Rights Agreement.

The Rights Agreement provides that an "Acquiring Person", which is generally defined as any shareholder who is the beneficial owner of 10% or more of the Company's stock, will trigger the Rights issued under the Rights Agreement to become exercisable. The amendment changes the definition of "Acquiring Person" to raise the trigger level from 10% to 15% and makes other conforming changes in the Rights Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the attached copy of the Amendment. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.

Executive Compensation

         At its meeting on February 28, 2005, the Executive Nominating and Compensation Committee of the BellSouth Board of Directors (the "Compensation Committee") took the actions described below.

2004 Short-Term Incentive Compensation

         The Compensation Committee approved 2004 performance results in connection with executive officers' short-term incentive compensation for 2004. All 2004 short-term incentive compensation awards were made pursuant to the BellSouth Corporation Officer Short Term Incentive Award Plan (the "STIA Plan"), which has previously been filed with the Securities and Exchange Commission (the "SEC"). The STIA Plan establishes a maximum amount for officers in each level that can be awarded in any one year. The maximum is set as a percent of net income. Within these maximums, the Compensation Committee then exercises its discretion to determine the amount of individual awards to be paid. In exercising this "negative" discretion, the Compensation Committee considers financial and operating metrics against pre-established goals that the Compensation Committee set at the beginning of the year, the Company's performance relative to other large regional telecommunications companies, and personal performance. The amount of such award for each named executive officer is set forth in the table below.

Long-Term Incentive Compensation for 2005-2007 Performance Period

         The Compensation Committee established, for executive officers, performance objectives that are tied to internal performance metrics for the long-term incentive compensation program with respect to the three-year performance period 2005 through 2007. The Compensation Committee had previously established, for executive officers, performance objectives that are tied to the Company's total shareholder return for the long-term incentive compensation program with respect to the three-year performance period 2005 through 2007. All such objectives were established under the BellSouth Corporation Stock and Incentive Compensation Plan (the "Plan"), which has previously been filed with the SEC.

         The Compensation Committee approved awards of restricted stock and performance shares to each executive officer in accordance with the terms of the Plan. Forms of the Restricted Share Award Agreements have previously been filed with the SEC. Forms of the Award Agreements pursuant to which the performance shares will be awarded are attached hereto.

Long-Term Incentive Compensation for 2004-2006 Performance Period

         The Compensation Committee approved, for certain officers other than the named executive officers, adjustments to the results of the performance objectives applicable to performance shares based on internal performance metrics with respect to the three-year performance period for 2004 through 2006. Such adjustments were contemplated by the Compensation Committee at the time of grant in 2004.

2005 Executive Compensation

         The Compensation Committee approved 2005 compensation for the Company's executive officers. The 2005 salary and 2004 short-term incentive award amounts for the Company's named executive officers are set forth below:

         ------------------------------- ------------------ --------------------

                                                               2004 Short-Term
         Name and Principal Position        2005 Salary            Award
         ------------------------------- ------------------ --------------------
         ------------------------------- ------------------ --------------------
         F. Duane Ackerman                $1,365,000(1)      $2,701,000
           Chairman of the Board,
           President and Chief
           Executive Officer
         ------------------------------- ------------------ --------------------
         ------------------------------- ------------------ --------------------
         Ronald M. Dykes                  $   692,700        $1,200,000
           Chief Financial Officer
         ------------------------------- ------------------ --------------------
         ------------------------------- ------------------ --------------------
         Mark L. Feidler                  $   725,000        $1,070,900
            Chief Operating Officer
         ------------------------------- ------------------ --------------------
         ------------------------------- ------------------ --------------------
         Richard A. Anderson              $   638,400        $1,010,000
            Vice Chairman - Planning
            and Administration
         ------------------------------- ------------------ --------------------
         ------------------------------- ------------------ --------------------
         Francis A. Dramis, Jr.           $   616,000        $1,001,400
            Chief Information, E-
            Commerce and Security
            Officer
         ------------------------------- ------------------ --------------------
           (1) Unchanged since 2001.

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

4a Amendment No. 1 to BellSouth Corporation Shareholder Rights Agreement, dated as of March 2, 2005.

10yy Form of BellSouth Corporation Stock Plan Performance Shares Award Agreement (2005 Awards - total shareholder return)

10zz Form of BellSouth Corporation Stock Plan Performance Shares Award Agreement (2005 Awards - internal performance metrics)

10aaa Form of BellSouth Corporation Stock Plan Performance Shares Award Agreement (2005 Awards - non-162(m) officers)

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ Pat Shannon
      Pat Shannon
      Senior Vice President - Finance and Controller
      March 2, 2005